UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

KBR, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

KBR, INC.

2023 Annual Meeting
Vote by May 16, 2023
11:59 PM ET

KBR, INC.
ATTN: SONIA GALINDO
601 JEFFERSON STREET
HOUSTON, TX 77002

V01937-P86072

You invested in KBR, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 17, 2023.**

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 3, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 17, 2023
9:00 AM CDT

Virtually at:
www.virtualshareholdermeeting.com/KBR2023

*Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 1a. Mark E. Baldwin	For
1b. Stuart J. B. Bradie	For
1c. Lynn A. Dugle	For
1d. General Lester L. Lyles, USAF (Ret.)	For
1e. Sir John A. Manzoni KCB	For
1f. Lt. General Wendy M. Masiello, USAF (Ret.)	For
1g. Jack B. Moore	For
1h. Ann D. Pickard	For
1i. Carlos A. Sabater	For
1j. Lt. General Vincent R. Stewart, USMC (Ret.)	For
2. Advisory vote to approve KBR's named executive officer compensation.	For
3. Advisory vote on the frequency of advisory votes on KBR's named executive officer compensation.	1 Year
4. Ratify the appointment of KPMG LLP as the independent registered public accounting firm to audit the consolidated financial statements for KBR, Inc. as of and for the year ending December 29, 2023.	For

NOTE: Transact any other business that properly comes before the meeting or any adjournment or postponements of the meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V01938-P86072